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                                                               EXHIBIT NO. 21



                           MERCANTILE BANCORPORATION INC.
                                   SUBSIDIARIES
                             AS OF FEBRUARY 29, 1996

                                                                         STATE OR
                                                                         --------
                    SUBSIDIARY                                         JURISDICTION
                    ----------                                         ------------

Mercantile Bank of Flora                                                  Illinois
Mercantile Bank of Poplar Bluff                                           Missouri
Mercantile Bank of West Central Missouri                                  Missouri
Mercantile Bank of Doniphan                                               Missouri
Mercantile Bank of Memphis                                                Missouri
Mercantile Bank of Ste. Genevieve                                         Missouri
Mercantile Bank of Willow Springs                                         Missouri
Mercantile Bank of East Central Missouri                                  Missouri
Mercantile Bank of Mineral Area                                           Missouri
Mercantile Bank of Wright County                                          Missouri
Mercantile Bank of Perryville                                             Missouri
Mercantile Bank of Stoddard/Bollinger Counties                            Missouri
Mercantile Card Services, Inc.                                            Missouri
Franklin Finance                                                          Delaware
Supplemental Monetary Transfer System                                     Missouri
Mercantile Insurance Services, Inc.                                       Missouri

Mercantile Bancorporation Incorporated of Illinois                        Missouri
   Alton Downtown Parking, Inc.                                           Illinois
   Mercantile Bank of Illinois National Association                    United States
   Mercantile Bank of Illinois                                            Illinois
   Mercantile Bank of Centralia                                           Illinois
   Mercantile Bank of Carlyle                                             Illinois
   Mercantile Bank of Mt. Vernon                                          Illinois
   Mercantile Bank of Sterling-Rock Falls National Association         United States
   First Service Corporation                                              Illinois
   D.D. Development of Sterling, Limited Partnership                      Illinois

Ameribanc, Inc.                                                           Missouri
   Mercantile Bank of St. Louis National Association                   United States
      Manley Investment Company                                           Missouri
      Mercantile Bank International                                    United States
         Mercantile Trade Services Limited                                Missouri
      Mercantile Business Credit, Inc.                                    Missouri
      Mercantile Investment Services, Inc.                                Missouri
      Merc Mortgage Inc.                                                  Missouri
      Mercantile Center Associates                                        Missouri
         Mercantile Center Redevelopment Corporation                      Missouri
      Mercantile Properties Inc.                                          Missouri


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
                                                                         STATE OR
                                                                         --------
                    SUBSIDIARY                                         JURISDICTION
                    ----------                                         ------------

      Mississippi Valley Advisors Inc.                                    Missouri
      Sangamon Investment Company                                         Missouri
      Metropolitan Savings Service Corporation                            Missouri
         Lending Express, L.P.                                            Missouri
   Mississippi Valley Life Insurance Company                              Arizona
   Mercantile Bank of Kansas City                                         Missouri
      MBTC Services Inc.                                                   Kansas
   Mercantile Bank of St. Joseph                                          Missouri
      Coffey Bancorporation Inc.                                          Missouri
   Mercantile Bank of Jefferson County                                    Missouri
   Mercantile Trust Company National Association                       United States
   Mercantile Bank of Boone County                                        Missouri
   Mercantile Bank of Missouri Valley                                     Missouri
   Mercantile Bank of Trenton                                             Missouri
   Mercantile Bank of North Central Missouri                              Missouri
   Mercantile Bank of Northwest Missouri                                  Missouri
   Mercantile Bank of Franklin County                                     Missouri
   Mercantile Bank of Pike County                                         Missouri
   Mercantile Bank of Plattsburg                                          Missouri
      American Property and Casualty Company                              Missouri
   Mercantile Bank of Phelps County                                       Missouri
   Mercantile Bank of Lake of the Ozarks                                  Missouri
   Mercantile Bank of Lebanon                                             Missouri
      Southwest Realty Services Inc.                                      Missouri
      United Southwest Service Agency, Inc.                               Missouri
   Mercantile Bank of Joplin                                              Missouri
   Mercantile Bank of Sikeston                                            Missouri
   Mercantile Bank of Monett                                              Missouri
   Mercantile Bank of Springfield                                         Missouri
      SoMo Investment Company                                             Missouri
   Mercantile Bank of Western Missouri                                    Missouri
   Mercantile Bank of Warrensburg                                         Missouri
   Mercantile Bank of Cape Girardeau                                      Missouri
   Mercantile Bank of Topeka                                               Kansas
   Mercantile Bank of Lawrence                                             Kansas
   Mercantile Bank of Kansas                                               Kansas
      Kaw Valley Building Corporation, Inc.                                Kansas
      Kansas Trust Company                                                 Kansas
   MidAmerican Building Corporation                                        Kansas
   MidAmerican Insurance Agency  Inc.                                      Kansas

Mercantile Bancorporation Inc. of Arkansas                                Arkansas
   Mercantile Bank of Crawford County National Association             United States


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
                                                                         STATE OR
                                                                         --------
                    SUBSIDIARY                                         JURISDICTION
                    ----------                                         ------------

   Mercantile Bank of Conway County National Association               United States
   Mercantile Bank of North Central Arkansas
      National Association                                             United States
   Mercantile Bank of Heber Springs National Association               United States
   Mercantile Bank of Batesville National Association                  United States
   Mercantile Bank of Central Arkansas                                    Arkansas
      Twin City Capital Corp.                                             Arkansas
      Twin City Mortgage Company                                          Arkansas

Mercantile Bancorporation Inc. of Iowa                                      Iowa
   Mercantile Bank of Northern Iowa                                         Iowa
   Mercantile Bank, FSB                                                United States
      S & L Service Corporation                                             Iowa
      Shafer Farm Joint Venture                                             Iowa
   Mercantile Bank of Marshalltown<F1>                                      Iowa
   Mercantile Bank of Centerville<F2>                                       Iowa
   Mercantile Bank of Clay County<F1>                                       Iowa
   Mercantile Bank of Onawa<F1>                                             Iowa
   Mercantile Bank of Ankeny<F3>                                            Iowa
   Mercantile Bank of Chariton<F1>                                          Iowa
   Mercantile Bank of Dubuque National Association<F1>                 United States
   Mercantile Bank of Mount Ayr<F1>                                         Iowa
   Mercantile Bank of Pella<F2>                                             Iowa
   Mercantile Bank of Vinton<F3>                                            Iowa
   Mercantile Bank of Clinton County<F2>                                    Iowa
   Mercantile Bank of Boone Stratford<F1>                                   Iowa
   Mercantile Bank of Humboldt<F1>                                          Iowa
   Mercantile Bank of Mt. Pleasant<F1>                                      Iowa
   Mercantile Bank of Lyon County<F1>                                       Iowa
   Mercantile Bank of Washington County<F2>                                 Iowa
   Mercantile Bank of Tipton<F3>                                            Iowa
   Mercantile Bank of Cedar Rapids<F1>                                      Iowa
   Mercantile Bank of the Bluffs<F1>                                        Iowa
   Mercantile Bank of Maquoketa<F1>                                         Iowa
   Mercantile Bank of Jasper County<F1>                                     Iowa
   Mercantile Bank of Osceola County<F2>                                    Iowa
   Mercantile Bank of Polk County<F1>                                       Iowa
   Hawkeye Guaranteed Loans, Inc.                                           Iowa
   Hawkeye Leasing Corporation                                              Iowa

<F1> Name of bank following name change to be consummated in March, 1996.
<F2> Name of bank and jurisdiction following name change and change from national to state charter to be consummated in March, 1996.
<F3> Bank to be merged into an affiliated institution in March, 1996.
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